SCHEDULE 14A
                    (Rule 14a-101)

        INFORMATION REQUIRED IN PROXY STATEMENT

               SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934 (Amendment No.                )

Filed by the registrant    [ X ]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[  ]   Preliminary proxy statement

[X ]   Definitive proxy statement

[  ]   Definitive additional materials

[  ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

            Comprehensive Care Corporation
   (Name of Registrant as Specified in Its Charter)

            Comprehensive Care Corporation
      (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

  [ X ]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2).
          (previously paid)

  [    ]  $500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).

  [    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

       (1) Title of each class of securities to which transaction applies:

                    ------------------------------------------------------
       (2) Aggregate number of securities to which transactions applies:

                    ------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                    ------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:

                    ------------------------------------------------------

  [   ]   Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:

                   -------------------------------------------------------

       (2)  Form, schedule or registration statement no.:

                   -------------------------------------------------------

       (3)  Filing party:

                   -------------------------------------------------------

       (4)  Date filed:
                   ------------------------------------------------------

                    [COMPCARE LOGO]








                                 October    7    , 1994

Dear CompCare Stockholder:

   On behalf of the Board of Directors and management of your Company, I cordially invite you to attend our annual meeting of stockholders on Monday, November 14, 1994 at 9:00 a.m., Pacific Standard Time, at Starting Point Hospital, 350 West Bay Street, Costa Mesa, California.


      I urge you to attend the meeting to give us an opportunity to meet you personally and to answer questions you may have.

   I hope that you will be able to attend the meeting in person.
Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly in the return envelope provided.

   I look forward to seeing you at the Annual Meeting of Stockholders.


                       Sincerely,



                       Chriss W. Street
                       Chairman of the Board
                          and Chief Executive Officer

            COMPREHENSIVE CARE CORPORATION

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         To Be Held Monday, November 14, 1994


   The annual meeting of stockholders of Comprehensive Care
Corporation (the "Company") will be held at Starting Point Hospital,
350 West Bay Street, Costa Mesa, California on Monday, November 14, 1994 at 9:00 a.m., Pacific Standard Time, for the following purposes:

        1.   To act upon a proposed amendment to the Company's
             Bylaws regarding the number of directors;

        2.   To act upon a proposed amendment to the Company's
             Certificate of Incorporation to establish a classified Board of Directors;

        3.   To elect directors;

        4.   To act upon a proposal to adopt the Comprehensive
             Care Corporation Directors' Stock Option Plan;

        5. To act upon a proposal to increase the number of shares authorized for issuance under the Company's 1988 Incentive Stock Option Plan to 500,000 (after giving effect to the reverse stock split described under the heading "Reverse Stock Split" in this proxy statement);

        6. To act upon a proposal to increase the number of shares authorized for issuance under the Company's 1988 Nonstatutory Stock Option Plan to 200,000 (after giving effect to the aforementioned reverse stock split); and

        7. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record at the close of business on September 28, 1994 are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the principal office of the Company.

                       By Order of the Board of Directors,


                       Kerri Ruppert
                       Secretary

   October 7    , 1994


   YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER
OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF A FOLLOW-UP MAILING.

            COMPREHENSIVE CARE CORPORATION
         16305 Swingley Ridge Drive, Suite 100
             Chesterfield, Missouri 63017
                    (314) 537-1288



                    PROXY STATEMENT

   The Board of Directors of Comprehensive Care Corporation (the "Company") solicits your proxy for use at the annual meeting of stockholders to be held on Monday, November 14, 1994 at 9:00 a.m., Pacific Standard Time, at Starting Point Hospital, 350 West Bay Street, Costa Mesa, California. This proxy statement and the accompanying form of proxy
are first being mailed on or about October    7    , 1994. Following this
mailing, certain officers and employees of the Company may solicit proxies by mail, telephone, telecopy or in person, without additional compensation. In addition, the Company has engaged Continental Stock Transfer Company to assist in this proxy solicitation for a fee of
$   5,000     plus expenses.  Upon request, the Company will reimburse
brokers and other persons holding shares for others for their expenses in forwarding copies of the proxy soliciting material to the beneficial owners of such shares. All costs of solicitation will be paid by the Company.

   The shares held by each person giving a proxy in the accompanying form will be voted at the meeting in accordance with any instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR the proposed amendment to the Company's Bylaws regarding the number of directors; FOR the proposed amendment to the Company's Certificate of Incorporation establishing a classified Board of Directors; FOR the election as directors of the nominees specified herein; FOR the adoption of the Comprehensive Care Corporation Directors' Stock Option Plan; FOR the amendment of the 1988 Incentive Stock Option Plan; and FOR the amendment of the 1988 Nonstatutory Stock Option Plan. The person voting the proxy may vote the proxy cumulatively for the election of one or more directors as described under "Cumulative Voting Rights" below. A proxy may be revoked by the person giving it any time before its exercise by sending a written notice of such revocation or a later-dated proxy to the Secretary of the Company at the above address or by attending the meeting and voting in person. Attendance at the meeting will not by itself revoke a proxy.

   Only stockholders of record at the close of business on September 28, 1994 are entitled to notice of, and to vote at, the annual meeting. As of that date, 21,986,916 shares of common stock, $.10 par value per share ("Common Stock"), were outstanding. Stockholders are entitled to one vote for each share of Common Stock held.

   The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the annual meeting. Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote
and amendments to the Bylaws    or Certificate of Incorporation     must
be approved by a majority of the outstanding shares entitled to vote. Approval of any other matter that may properly come before the meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. Abstentions will therefore have the effect of negative votes with respect to any matter presented at the
meeting, while broker non-votes will have    no     effect         on any
        matter         presented.  If authority to vote for one or more
nominees is withheld on a proxy card, no vote will be cast with respect to the shares represented thereby and the outcome of the election will not be affected.

               CUMULATIVE VOTING RIGHTS

   In voting for the election of directors, stockholders are entitled to vote cumulatively. Each stockholder is entitled to cast in each election the number of votes equal to (i) the number of shares held of record by such person, multiplied by (ii) the number of directors to be elected in such election. Stockholders may (but need not) cumulate their votes in the election of directors by indicating the distribution of their votes among the nominees in the space provided on the enclosed proxy card. If votes are not so distributed on the proxy as to the election of directors, the persons appointed as proxies may exercise the right to vote the shares represented by such proxy cumulatively in such election and may distribute the votes represented by such proxy among one or more of the nominees (or any substitute candidates) in any manner they see fit.


                  REVERSE STOCK SPLIT

   On May 16, 1994, the stockholders of the Company approved an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of one share for each ten or fewer shares of the Company's Common Stock, with the specific ratio to be selected by the Board of Directors. The stockholders also approved amendments to the Certificate of Incorporation reducing the par value of the Company's Common Stock to $.01 per share and reducing the number of authorized shares of Common Stock to five times the number of shares outstanding, reserved or otherwise committed for future issuance but not less than 12.5 million. The reverse stock split and amendments to the Certificate of Incorporation were to become effective on any date selected by the Board of Directors prior to February 16, 1995.

   The Board of Directors has decided to effect a one-for-ten reverse stock split effective October 17, 1994 subject to postponement or withdrawal. On the effective date of the reverse stock split, the Certificate of Incorporation will be amended to reduce the par value of the Common Stock to $.01 per share and to reduce the number of authorized shares of Common Stock to 12.5 million. Unless otherwise indicated, the share figures contained in this proxy statement do not reflect the effect of the reverse stock split, which would be to reduce the number of shares set forth by a factor of ten, with each stockholder's proportionate ownership interest remaining constant.


                PRINCIPAL STOCKHOLDERS

   The following table sets forth information concerning the beneficial ownership of Common Stock by the directors of the Company, the executive officers named in the Summary Compensation Table included elsewhere herein and all directors and executive officers as a group. Such information is given as of September 28, 1994, the record date. According to rules adopted by the Securities and Exchange Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them or to direct their investment. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned. An asterisk in the percent of class column indicates beneficial ownership of less than 1% of the outstanding Common Stock.



              AMOUNT AND NATURE
NAME                  OF           OF BENEFICIAL        PERCENT OF
BENEFICIAL OWNER  OWNERSHIP            CLASS


William H. Boucher     0                  0
J. Marvin Feigenbaum   0                  0
Harvey G. Felsen 179,200 (1)              *
Fred C. Follmer  150,000 (2)              *
Howard S. Groth   41,000 (3)              *
Rudy R. Miller         0                  0
W. James Nicol    40,564 (4)              *
Robert H. Osburn 100,000 (5)              *
Richard C. Perry(6)2,000,000                 9.1
Richard C. Peters(7)  43,600                   *
Kerri Ruppert     40,000 (8)              *
Chriss W. Street 310,600 (9)            1.4
Stephen J. Toth    2,549(10)              *
All executive officers
  and directors as
  a group (9 persons)761,364           (11)  3.3

(1) Includes 139,200 shares held directly and 40,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(2) Consists of 150,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(3) Includes 1,000 shares held indirectly by Stan Groth & Associates and 40,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(4) Includes 564 shares held by Mr. Nicol's spouse as custodian for his three minor children, all of whom reside with Mr. Nicol, and 40,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(5) Includes 80,000 shares held directly and 20,000 shares subject to options that are presently exercisable or exercisable prior to November 17, 1994. Mr. Osburn was removed as an executive officer on March 24, 1994 and he resigned from all positions on August 19, 1994.

(6) Mr. Perry is President of Perry & Co., 2635 Century Parkway, N.E., Suite 1000, Atlanta, Georgia 30345.

(7) Mr. Peters, the former President and Chief Executive Officer of the Company, resigned on May 6, 1994.

(8) Consists of 40,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(9) Includes 250,000 shares subject to options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(10) Includes 1,873 shares held by the trustee of the Company's 401(k) Plan. Mr. Toth, a former executive officer of the Company, resigned effective July 8, 1993.

(11)
   Includes a total of 560,000 shares subject to outstanding options that are presently exercisable or exercisable within 60 days of the date of this Proxy Statement.

    PROPOSAL 1 - AMENDMENT OF BYLAWS OF THE COMPANY
           REGARDING THE NUMBER OF DIRECTORS

   The Board of Directors has unanimously approved for submission to a vote of the stockholders of the Company an amendment to Section 3.2 of the Company's Bylaws to set the number of directors of the Company at five (5) as of the date of the 1994 Annual Meeting of Stockholders, with the number of directors thereafter to be fixed by the affirmative vote of either two-thirds of the directors then in office or 80% of the votes entitled to be cast by the holders of all outstanding voting shares of the Company, voting together as a single class.

   Section 3.2 of the Company's Bylaws presently provides that the number of directors shall be not less than three (3) and not more than eleven
(11), with the exact number within such minimum and maximum limits to be fixed and determined from time to time by stockholder vote at the Annual Meeting of Stockholders. The Board of Directors is presently composed of seven (7) directors, two of whom are not standing for re-election except to the extent their service may be required in the event this proposal is not approved by the Company's stockholders.

   The Board of Directors has determined that it is in the best interests of the Company and its stockholders to have a Board composed of five (5) directors. Retaining an odd number of directors will prevent deadlock with respect to matters voted upon by the Board and a reduction in its size will reduce the number of directors necessary for a quorum and action at a meeting. In the Board's judgment, this will enhance the Board's, and therefore the Company's, efficiency and productivity. If the proposed amendment is adopted, the number of directors can be altered or amended
(i) by two-thirds of the directors then in office, though less than a quorum, or by the sole remaining director, or (ii) at any Annual Meeting of Stockholders by the affirmative vote of 80% of all outstanding shares entitled to be voted at such meeting.

   If the proposed amendment to Section 3.2 of the Bylaws is approved by the stockholders, the Board will consist of the five primary nominees who are elected at the 1994 Annual Meeting of Stockholders. Primary nominees for election to the Board are listed in "Proposal 3 - Election of Directors." If the proposed amendment to Section 3.2 is not approved, the nominees will also include the two additional directors listed as secondary nominees in "Proposal 3 - Election of Directors."

   The Board of Directors believes that in order to preserve the independence and authority of the Board of Directors and to ensure that the intent of the provisions contained in the proposed amendment is implemented, it is necessary that any change in the number of directors will require the supermajority vote described above. The proposed amendment may therefore discourage an individual or entity from acquiring a significant position in the Company with the intention of obtaining immediate control of the Board of Directors by amending the Bylaws to increase the number of directors and proposing his or her own slate of nominees to fill the vacancies by majority vote.

   The Board of Directors is not aware of any present effort to obtain control of the Company or to organize a proxy contest. However, the Board of Directors believes that it is prudent and in the interest of the Company's stockholders to encourage continuity and stability in the Board. The Board believes such advantage outweighs any disadvantage of
discouraging potential acquir   o    rs from making an effort to obtain
control of the Company.

   The foregoing summary description is not intended to be complete and is qualified in its entirety by reference to Appendix A, which contains the complete text of the proposed amendment to Section 3.2 of the Company's Bylaws. The proposed amendment must be adopted by a majority of the outstanding shares entitled to vote.

The Board of Directors recommends that the stockholders vote
  FOR the proposed amendment to the Company's Bylaws

PROPOSAL 2 - AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS


   The Board of Directors has unanimously approved for submission to a vote of the stockholders of the Company an amendment to the Company's Certificate of Incorporation to add a new Article Nine that would classify the Board into three classes, with one class being elected each year at the Annual Meeting of Stockholders to serve a staggered three-year term (after the transitional arrangement discussed below). Proposed Article Nine would also require that any amendment to the Company's Certificate of Incorporation or Bylaws designed to circumvent the purposes of proposed Article Nine would require the affirmative vote of 80% of the votes entitled to be cast by the holders of all outstanding shares of voting stock of the Company, voting together as a single class, unless such amendment is recommended by not less than two-thirds of the members of the Board of Directors.

   If Proposals 1 and 2 are adopted, the slate of five directors proposed as primary nominees in "Proposal 3 - Election of Directors" will be elected into three separate classes as follows: two directors constituting "Class I Directors" will be elected for a term expiring at the 1997 Annual Meeting of Stockholders; two directors constituting
"Class II Directors" will be elected for a term expiring at the 1996 Annual Meeting of Stockholders; and one director constituting a "Class III Director" will be elected for a term expiring at the 1995 Annual Meeting of Stockholders. If Proposal 1 is not adopted, however, the slate of primary and secondary nominees listed in "Proposal 3 - Election of Directors" will be elected into the classes as described above, except that three Class III directors will be elected. At each annual meeting beginning in 1995, successors to the class of directors whose term expires at that meeting will be elected for a three-year term. If Proposal 2 is not approved, all directors will be elected to serve until the next Annual Meeting of Stockholders and then until the election and qualification of their successors. See "Election of Directors" regarding the classification of the current nominees to the Board of Directors.

   The Board of Directors believes that classification of the Board of Directors as provided in the proposed amendment will promote continuity and stability in the Company's management and policies and permit it to represent effectively the interests of all stockholders and to respond prudently to circumstances created by the demand or actions of a minority stockholder or group. Absent the removal or resignation of directors, two annual elections would be required to replace a majority of a classified Board of Directors and effect a forced change in the business and affairs of the Company. The proposed amendment may therefore discourage an individual or entity from acquiring a significant position in the Company with the intention of obtaining immediate control of the Board of Directors. The acquiror could, however, immediately effect a change in control of the Board of Directors by garnering the affirmative vote of 80% of the votes necessary to amend or repeal the Bylaws or Certificate of Incorporation of the Company to eliminate classification of the Board.

   The Board of Directors believes that in order to ensure the integrity of Article Nine, a supermajority vote should be required to alter or amend any provision in the Bylaws or Certificate of Incorporation in a manner inconsistent with the purposes of Article Nine. The Bylaws of the Company currently provide that they may be altered or amended and new Bylaws adopted by the stockholders at any annual or special meeting of stockholders or by the Board of Directors at any regular or special meeting of the Board of Directors. The vote of a majority of the Board or of a majority of the votes entitled to be cast by the stockholders is presently required to alter or amend the Bylaws, and a majority of the votes entitled to be cast by the stockholders is required to amend the Certificate of Incorporation.

   If the proposed amendment is adopted, changes to either the Certificate of Incorporation or the Bylaws in a manner inconsistent with Article Nine may be made only by the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of the then outstanding shares of voting stock; provided, however, that this supermajority vote will not be required if the change is recommended by not less than two-thirds of the members of the Board of Directors. Thus, if the proposed amendment is adopted and the approval of two-thirds of the Board is not obtained, the holders of more than 20% of the total voting stock would be able to prevent an amendment to the Bylaws or the Certificate of Incorporation that is inconsistent with the purpose of Article Nine even if such change were desired by the holders of a majority of the outstanding voting stock of the Company.

   The Board of Directors is not aware of any present effort to obtain
control of the Company or to organize    a     proxy contest.  However,
the Board of Directors believes that it is prudent and in the interest of the Company's stockholders to encourage continuity and stability in the Board. The Board believes such advantage outweighs any disadvantage of discouraging potential acquirers from making an effort to obtain control of the Company.

   The foregoing summary description is not intended to be complete and is qualified in its entirety by reference to Appendix B, which contains the complete text of proposed Article Nine of the Company's Certificate of Incorporation. The proposed amendment must be adopted by a majority of the outstanding shares entitled to vote.

The Board of Directors recommends that the stockholders vote
FOR the proposed amendment to the Company's Certificate of Incorporation.

          PROPOSAL 3 - ELECTION OF DIRECTORS

        On August 25, 1994, the Board of Directors voted to fix the size of the Board of Directors at five members, subject to stockholder approval. The change in the size of the Board is subject to stockholder approval of Proposal 1 and, if approved, will become effective on the date of the upcoming Annual Meeting of Stockholders.

        If Proposal 1 is approved, the five persons listed as "Primary Nominees" below will be nominated for election to the Board. If
Proposal 1 is not approved, the Board will continue to be composed of seven members and the two individuals listed as "Secondary Nominees" below will be nominated in addition to the five persons listed as "Primary Nominees."

        The current terms of all existing directors expire on the election and qualification of the directors to be elected at this annual meeting. If the proposal to amend the Certificate of Incorporation to classify the Board of Directors is approved by the stockholders' effective upon the filing with the Delaware Secretary of State of the amendment to the Certificate of Incorporation reflecting the adoption of Proposal 2, each director elected will be deemed to have been elected to one of the three classes of directors established by the Certificate of Incorporation as shown below or until a successor is duly elected and qualified. In the event the classified Board proposal is not approved by the stockholders, all directors will be elected to serve until the next Annual Meeting of Stockholders and then until the election and qualification of their successors.

        It is the intention of the persons named as proxies to vote their proxies for the election as directors of the persons as named below, each of whom is currently a director. Each nominee has consented to serve as the director if elected.

The Board of Directors recommends that the stockholders vote
FOR the election as directors of the nominees listed below.


                   PRIMARY NOMINEES

CLASS I:  NOMINEES FOR A THREE-YEAR TERM EXPIRING IN 1997

WILLIAM H. BOUCHER (Age 62)

        Mr. Boucher is currently a self-employed consultant providing services to the dental, behavioral medicine and pharmaceutical industries. From February 1994 to September 1994, he served as Vice President - Sales for Foundation Health Pharmaceutical Services, a Health Maintenance Organization ("HMO"), and was Vice President - Sales for Diagnostek, Inc., a mail-order pharmacy company, from June 1991 to January 1994.
Mr. Boucher was also Vice President - Sales for Qual-Med, an HMO, from May 1990 to June 1991 and was Vice President - Sales and Marketing for PCS, Inc., a pharmacy processing company, from April 1980 to September 1989. Mr. Boucher has served as a director of the Company since January 1994.

J. MARVIN FEIGENBAUM (Age 44)

        Mr. Feigenbaum has served as the Chairman and Chief Executive Officer of Applied DNA Systems, Inc., a chemo-sensitivity testing company, since June 1994. For the five years prior thereto, Mr. Feigenbaum acted as an independent consultant in the medical and health care industry generally. Mr. Feigenbaum has over 20 years experience in the health care industry. Prior to being an independent consultant, Mr. Feigenbaum served as Chairman and Chief Executive Officer of Temco Home Health Care Products, Inc. Mr. Feigenbaum is a member of the Entrepreneurship Advisory Council Small Business Research Institute at the University of Albany's School of Business. He has served as a director of the Company since March 1994.


CLASS II:  NOMINEES FOR A TWO-YEAR TERM EXPIRING IN 1996

RUDY R. MILLER (Age 47)

        Mr. Miller has served as Chairman, President and Chief Executive Officer of Miller Management Corp., a financial consulting firm, since 1972 and of Miller Capital Corp., a venture capital, financial services and investor relations firm, since 1993. Mr. Miller was Chairman, President and Chief Executive Officer of StatesWest Airlines, Inc. from 1986 to 1993. That company petitioned for protection under Chapter 11 of the U.S. Bankruptcy Code in December 1992. Mr. Miller was also a member
of the Board of Directors of America West Airlines from 1982 to 1986.   He
has served as a director since August 1994.

CHRISS W. STREET (Age 44)

        Mr. Street has been employed by the Company since May 1994.
Mr. Street was named interim Chief Executive Officer on May 4, 1994 and in June 1994, he was appointed Chief Executive Officer of the Company. In August 1994, Mr. Street was also appointed President of the Company.
Mr. Street is founder and principal of Chriss Street & Company, a corporation specializing in investment banking, financial advisory services, securities trading and factoring. Mr. Street commenced operations of Chriss Street & Company in February 1992 and was Managing Director for Seidler-Amdec Securities, Inc. from 1988 to 1992. Mr. Street also serves as Chairman of the Board of Directors of the Company and has been a director since November 1993.


CLASS III:  NOMINEE FOR ONE-YEAR TERM EXPIRING IN 1995

W. JAMES NICOL (Age 51)

        Mr. Nicol has served since October 1990 as Senior Vice President/Chief Financial Officer and Treasurer of Quantum Health Resources, Inc., a provider of long-term therapies and support services for chronic disorders. From October 1989 until August 1990, he served as President of the Company, and he served as an Executive Vice President of the Company and in other positions from 1973 through June 1989. Mr. Nicol has served as a director of the Company since 1988 and also served as a director from 1985 to 1987.


                  SECONDARY NOMINEES

        In the event Proposal 1 is not approved by the stockholders and the size of the Board remains at seven members, the following additional nominees are submitted for election as Class III directors:

HARVEY G. FELSEN (Age 55)

        Mr. Felsen is Chairman of Enseco Incorporated, which provides environmental analytical services and is headquartered in Somerset, New Jersey. Enseco was founded by Mr. Felsen in 1984 and was acquired by Corning Glass Works in 1989. He has served as a director of the Company since August 1990.

HOWARD S. GROTH (Age 53)

        Since June 1985, Mr. Groth has been the owner of Stan Groth & Associates of West Linn, Oregon, which provides hospital management engineering services. Since January 1992, he has also served as Administrator, Morton General Hospital, and as Superintendent, Lewis County Hospital District, both of Morton, Washington. He has served as a director of the Company since August 1990.

Board Meetings and Directors' Compensation

        During the fiscal year ended May 31, 1994, the Board of Directors of the Company held 10 meetings. Each director attended more than 75% of the meetings of the Board of Directors and the committees on which he served during his period of service.

        Non-employee directors receive a $5,000 annual retainer plus $2,250 for each Board meeting attended in person. Directors are not compensated for attendance at committee meetings or meetings conducted telephonically.

        Effective as of the date of the 1994 annual meeting, directors will no longer receive a retainer. Instead, non-employee directors will be paid $1,000 per month of service, with committee chairmen receiving an additional $500 per month. Directors will be required to attend at least three of the five regular Board meetings in order to remain on the Board. Beginning on the date of the 1994 Annual Meeting of Stockholders, and subject to shareholder approval, directors will also receive options to purchase shares of the Company's common stock under the proposed
Directors' Stock Option Plan. See "Proposal 4 -- Adoption of the Comprehensive Care Corporation Directors' Stock Option Plan."

        Howard S. Groth, a current director of the Company, is a principal of Stan Groth & Associates, a management consulting firm. The Company has engaged Stan Groth & Associates to advise the Compensation Committee of the Board of Directors on a variety of compensation issues, including the establishment of base salaries and incentive criteria for the Company's executives. The terms of the engagement provide that Stan Groth & Associates will bill the Company at an hourly rate, with total fees (exclusive of out-of-pocket expenses) not to exceed $10,000.

Board Committees

        Executive Committee. The Board dissolved the executive committee on August 25, 1994. From May 31, 1993 to January 12, 1994, the executive committee of the Company's Board of Directors consisted of Mr. Felsen and former director Norman L. Perry. From January 12, 1994 to March 7, 1994, the executive committee consisted of Mr. Felsen and former director Michael K. O'Toole. From March 7, 1994 until August 25, 1994, the committee consisted of Messrs. Boucher, Feigenbaum, Felsen, Nicol, Street and Groth. The executive committee was authorized to exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Company, including without limitation, the power and authority to declare a dividend and to authorize the issuance of stock. The committee did not hold regularly scheduled meetings, but met when necessary. The executive committee met once during fiscal 1994.

        Audit Committee. The audit committee of the Board of Directors consists of Messrs. Felsen, Nicol and Groth. The committee reviews the report of the auditors' findings following the close of the audit and thereafter submits a report of such findings to the Board of Directors. It also makes a recommendation to the Board of Directors on the selection of independent public accountants for the subsequent year. The audit committee met once during fiscal 1994.

        Compensation Committee. From May 31, 1993 to March 7, 1994, the compensation committee of the Board of Directors consisted of Mr. Groth and former directors Michael K. O'Toole and Charles Moore. Since March 7, 1994, the committee has consisted of Messrs. Nicol, Boucher and Feigenbaum. Mr. Groth has continued to advise the compensation committee as a paid consultant. See "Board Meetings and Directors' Compensation" for a description of Mr. Groth's consulting arrangement. The compensation committee recommends compensation for executives and the issuance of stock options under existing plans and the modification of any such plans. The compensation committee met three times during fiscal 1994.

        The entire Board serves as the nominating committee and stockholders wishing to recommend candidates for Board membership should submit, in accordance with the Company's Restated Bylaws, timely written notice containing the required information including the name of the candidate and his or her background and qualifications to the Board of Directors, c/o Secretary of the Company, 16305 Swingley Ridge Drive, Suite 100, Chesterfield, Missouri 63017.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are also required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company or written representations that no Forms 5 were required, Management believes that from June 1, 1993 through May 31, 1994, all of the Company's directors, officers and 10% shareholders complied with all Section 16(a) filing requirements.


         REPORT OF THE COMPENSATION COMMITTEE
               REGARDING COMPENSATION OF
                 EXECUTIVE OFFICERS OF
            COMPREHENSIVE CARE CORPORATION

        The Company maintains a three-member Compensation Committee (the "Committee") composed of non-employee directors. The Committee made all decisions and recommendations regarding the compensation of the Company's executives during fiscal 1994. Until March 7, 1994, the Committee was composed of Howard S. Groth and former directors Michael K. O'Toole and Charles Moore. Since March 7, 1994, the Committee has been composed of
W. James Nicol, William H. Boucher and J. Marvin Feigenbaum. The Committee met once prior to March 7, 1994 and twice thereafter.

Executive Compensation Philosophy

        The Committee believes that a compensation program that enables the Company to attract and retain outstanding executives in the health care industry will assist the Company in meeting its long-range objectives, thereby serving the interest of the Company's stockholders. The Company's adverse financial performance, as well as the resignation or removal of three of its executive officers during fiscal 1994, constrained the Committee's flexibility in terms of the range of compensatory alternatives available. In the Committee's judgment, the Company's financial performance was not sufficient to justify the award of incentive-based compensation. In addition, the Company had to replace several of its executive officers during the fiscal year, and as a result, the Committee found itself making compensation decisions under difficult circumstances. For these reasons, the Committee's compensation-related decisions in fiscal 1994 primarily involved awarding its executives base salaries designed to compensate those executives fairly (but not handsomely) relative to the executives of the Company's competitors. See the discussion under "Base Salaries" below. The Committee does not intend to maintain this salary-based approach in future years, intending instead that the Company's long-term executive compensation program have three components: base salaries which will attract highly competent executives and annual and long-term incentives which will tie the individual executive's total compensation to individual performance and the financial success of the Company.

Base Salaries

        The Company's executive officers receive base salaries as compensation for the skills, knowledge and experience that they bring to their positions. Base salaries paid to the Company's executive officers are subjectively established by the Committee and are not linked to Company or individual performance objectives. Rather, they are intended to be maintained at or slightly above the median of the range of salaries for similar positions at public companies that are in the same line of business as the Company and are of similar size. Such companies include those listed in the Comparable Company Index in the Performance Graph
   that appears below    , but also include two other companies that would
be included in that index, but for the fact that they have less than five years of operating history as public companies. The Committee also considers salaries paid in the health care industry generally, but only as a matter of establishing a general framework for its deliberations.

        Over time, the Committee intends to place more emphasis on the incentive portions of the executive's compensation package and expects that the base salary portion will therefore gradually move closer to the average "market rate" for executives employed at similar positions by similarly-sized health care companies. By placing a greater portion of an executive's annual pay "at risk," the Committee believes that compensation will be more directly related to performance and will more closely link the financial interests of the executives with those of the stockholders.

        Executive salary increases may be made from time to time to reflect changes in an executive's skills, knowledge and experience, as well as to keep base salaries competitive, within the above parameters. The
Committee increased the salary of one executive officer (Mr. Follmer) during fiscal 1994 in connection with his promotion to Chief Operating Officer of the Company. No other salary increases were granted to any of the Company's executive officers during fiscal 1994.

Annual Incentive Bonuses

        In past years, annual incentive bonuses have been provided in addition to base salaries to create total annual cash compensation. Due to the Company's adverse financial performance, no such bonuses were awarded in or with respect to fiscal 1994. The Committee has considered from time to time an annual incentive plan that would increase total cash compensation for executives based on objective improvements in the Company's results of operations. The Committee has not yet adopted such a plan pending further review of the Company's recent financial performance and its ongoing examination of various strategic options for re-establishing the Company's competitiveness in the marketplace.

Long-Term Incentives

        The Company may provide long-term incentives to its executives through programs designed to encourage executives to acquire and hold shares of Common Stock of the Company. In past years, this objective was achieved through grants of stock options. The timing and number of options granted under the Company's stock option plans is a matter within the discretion of the Committee, which typically takes into account the Company's performance, the executive's perceived opportunity to contribute to such performance and the total long-term compensation previously granted to each executive. Based primarily on the Company's performance, and also in view of the number of options already held by the Company's executives, the Committee did not award any options or other long-term incentives to any of the Company's executive officers during fiscal 1994.

Other Compensation Plans

        The Company maintains several broad-based employee benefit plans, including the Company's 401(k) Plan, in which the executive officers are permitted to participate on the same terms as other employees.

Fiscal 1994 CEO Compensation

        The Company had two different Chief Executive Officers during fiscal 1994. Richard C. Peters served as President and CEO until his resignation on May 6, 1994. Chriss W. Street was appointed Interim CEO on May 6, 1994 and was appointed CEO on June 21, 1994. On August 25, 1994, Mr. Street was also appointed President of the Company. In view of Mr. Street's prior and continuing commitment to his investment banking firm, the Board has allowed him to divide his time between the Company and his firm. This report discusses the principles applicable to CEO compensation generally as well as specific considerations relating to the compensation awarded to each of Mr. Peters and Mr. Street.

        The description of the Committee's past practice and future plans regarding the components of executive compensation set forth in the section of this report entitled "Executive Compensation Philosophy" apply equally to CEO compensation. As presently structured, CEO compensation is not tied to any particular measures of Company or individual performance. The Committee also evaluates the CEO's skills, knowledge and experience and subjectively relates these factors to his or her compensation.

        In establishing Mr. Peters' compensation, the Committee considered his experience and background in key managerial positions with various health maintenance and managed care organizations and the development of the Company's business in an environment in which managed care appears to be a very important element of the Company's future strategic direction.
        Subjective factors relating to Mr. Street's compensation include his leadership and management skills as evidenced by his successful operation of his own investment banking and financial services company and his related expertise in financial management and planning. During his service as a director of the Company since November 1993, Mr. Street implemented various changes at the Company and demonstrated a superior degree of leadership, initiative and commitment to the Company that also served as a basis for the compensation awarded.


Limitations on the Deductibility of Compensation

        Pursuant to the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1 million. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1 million base. The Board of Directors has determined that no portion of anticipated compensation payable to any executive officer in 1994 would be non-deductible. The Board of Directors will continue to address this issue when formulating compensation arrangements for executive officers, but believes that the deductibility of officer compensation in excess of the $1 million threshold is not likely to be an issue for the Company to address in the foreseeable future.


        SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS COMPREHENSIVE CARE CORPORATION

        William H. Boucher        W. James Nicol          J. Marvin
Feigenbaum


                COMPENSATION COMMITTEE
         INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 1994, decisions and recommendations regarding the compensation of the Company's executives were made by the Compensation Committee of the Board of Directors, which is currently comprised entirely of persons who are not officers or employees of the Company. Mr. Nicol, who served as a director of the Company and a member of the Compensation Committee during fiscal 1994, served as President of the Company from October 1989 until August 1990 and as an Executive Vice President of the Company and in other positions from 1973 through June 1989.

        During fiscal 1994, the Company and certain persons who formerly served as directors of the Company, including Mr. Nicol (who is still a director of the Company), were defendants in various legal actions resulting from the terminated reorganization of First Hospital Corporation. Among other things, the complaints alleged violations of federal and state securities laws, common law fraud and breaches of fiduciary duty. (See Note 15 of Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1993.) Under the terms of the Company's Bylaws and individual indemnity agreements with the former directors (including Mr. Nicol) who are parties to this litigation, the Company bore certain costs associated with defending and settling these lawsuits.
Approximately $318,000 in legal expenses related to this litigation were charged to the Company during fiscal 1994. In order to settle certain of these cases, on October 18, 1993, the Company paid $710,000 in settlement. The Company is unable to separate the amounts paid on behalf of Mr. Nicol in connection with defending and settling this litigation from amounts paid by the Company on its own behalf and amounts paid on behalf of the other former directors.

Performance Graph

        The following is a line graph comparing the Company's total stockholder returns to those of The New York Stock Exchange Composite Index, a Comparable Company Index (including the Company, Community Psychiatric Centers and Ramsay Health Care Inc.) and a Prior Comparable Company Index (including the companies listed in the Comparable Company Index and National Medical Enterprises) for each year in the period from June 1, 1989 and ending May 31, 1994. The Comparable Company Index no longer includes National Medical Enterprises because management believes that the nature of the business conducted by this company is no longer sufficiently similar to that of the Company to justify comparing its performance with that of the Company. Total return values were calculated based on cumulative total return, assuming the value of the investment in the Company's Common Stock and in each index was $100 and that all dividends were reinvested.





              [INSERT PERFORMANCE GRAPH]



                          May 1989     May 1990  May 1991   May 1992  May 1993   May 1994

CompCare                    100         24.10      28.92      15.66      6.63      5.42

Comparable Co. Index        100         79.09     105.82      34.54     31.05     46.79

Prior Comparable Co. Index  100        104.96     140.35      74.29     54.49     91.92

NYSE Composite              100        114.85     127.63     141.06    157.43    166.57
/TABLE

                        EXECUTIVE COMPENSATION


This section of the proxy statement discloses the compensation earned by the Company's Chief Executive Officer and its other executive officers whose total salary and bonus for fiscal 1994 exceeded $100,000 (together, these persons are sometimes referred to as the "named executives"). The graph includes the compensation earned by Richard C. Peters, who served as Chief Executive Officer of the Company until May 6, 1994, and by Chriss W. Street served as Chief Executive Officer since Mr. Peters' resignation. The chart reflects only the portion of Mr. Street's $150,000 annual salary earned during fiscal 1994.

Table I. - Summary Compensation Table



                                                  OTHER            SECUR-            ALL
                                                  ANNUAL           ITIES   LONG     OTHER
                                                  COMPEN-   RE-    UNDER-  TERM     COMPEN-
                                                  SATION  STRICTED LYING   INCEN-   SATION
                                                 (FY'93 &  STOCK  OPTIONS  TIVE    (FY'93 &
                         FISCAL  SALARY    BONUS '94 ONLY) AWARDS   SARS   PAYOUTS '94 ONLY)
NAME AND POSITION         YEAR    ($)       ($)     ($)     (#)      ($)    ($)      ($)
Chriss W. Street (1)      1994   10,424      0       0       0        0       0         0
Chairman & Chief
Executive Officer

Richard C. Peters (1)     1994  156,127      0       0       0        0       0     9,831 (3)
President & Chief         1993  107,145 (2)  0       0       0        0       0         0
Executive Officer         1992   97,112      0       0       0   10,000       0

Robert H. Osburn (4)      1994  149,292      0       0       0        0       0         0
Senior Vice President     1993  138,531      0       0       0        0       0         0
Government Relations      1992   63,077      0       0       0   30,000       0

Fred C. Follmer (5)       1994  144,971      0       0       0        0       0       315 (6)
Chief Operating Officer   1993   54,241      0       0       0  500,000       0         0
& Chief Financial Officer

Stephen J. Toth (7)       1994   16,143      0       0       0        0       0   115,440 (8)
Executive Vice President  1993  106,861      0       0       0        0       0       104 (6)
Staff Support Services    1992  100,000      0       0       0   20,000       0         0

Kerri Ruppert             1994  116,273      0       0       0        0       0       549 (6)
Vice President, Chief     1993   99,751      0       0       0        0       0        87 (6)
Accounting Officer &      1992   87,000      0       0       0   10,000       0         0
Secretary



_________________________

(1) Mr. Street was named Interim Chief Executive Officer of the Company effective May 10, 1994 following the resignation of his predecessor, Richard C. Peters, and was appointed Chief Executive Officer of the Company on June 21, 1994. Mr. Street was not employed by the Company prior to that date. Accordingly, amounts shown for Mr. Street only reflect compensation that he earned from May 6, 1994 through the end of fiscal 1994, and amounts shown for Mr. Peters reflect compensation earned through May 6, 1994.

(2) From August 1, 1992 until December 31, 1992, Mr. Peters served the Company pursuant to two separate written consulting agreements. The amount reflected as salary for fiscal 1993 includes $58,587 which was paid under the consulting agreements to Mr. Peters as follows: $54,087 in consulting fees and expenses and $4,500 of office rent.

(3) Includes severance payments of $9,231 and $600 in Company matching contributions to Mr. Peters' 401(k) Plan account.

(4) Mr. Osburn was employed by the Company from October 1, 1991 to August 19, 1994.

(5)     Mr. Follmer was not employed by the Company prior to 1993.

(6) Represents amounts contributed by the Company to the indicated person's 401(k) Plan account.

(7)     Mr. Toth resigned from the Company effective July 8, 1993.

(8) Includes severance payments of $106,154 and $9,286 distributed from Mr. Toth's Financial Security Plan Account.

Table II - Options Held at May 31, 1994


        This table presents information regarding the number of unexercised options held by the Company's named executives at May 31, 1994. None of the Company's named executives were granted or exercised options for any shares of the Company's Common Stock in fiscal 1994, nor were any stock appreciation rights granted or held by such persons during fiscal 1994. None of the options shown below were "in-the-money" at May 31, 1994.



                                             NUMBER OF
                                       SECURITIES UNDERLYING
                                         OPTIONS AT FY-END
                                               (#)

           NAME                      EXERCISABLE/UNEXERCISABLE
          ------------------         -------------------------

           Mr. Street                           0/0 (1)

           Mr. Peters (2)                   6,667/0

           Mr. Osburn (3)                  20,000/10,000

           Mr. Follmer                    125,000/375,000

           Mr. Toth (4)                         0/0

           Ms. Ruppert                     11,667/3,333

________________________

(1) On August 25, 1994, Mr. Street was granted: (i) an option to purchase 250,000 shares of Common Stock at an exercise price of $0.75 per share (fair market value on the date of grant); (ii) an option to purchase 125,000 shares at an exercise price of $1.00 per share; and (iii) an option to purchase 125,000 shares at an exercise price of $1.50 per share. The option described in clause
        (i) vested immediately, while the options described in clauses (ii) and (iii) vest on August 25, 1996 and August 25, 1997, respectively.

(2) Mr. Peters resigned from the Company effective May 6, 1994, thereby forfeiting all options that had not vested as of that date.

(3)     Mr. Osburn resigned from the Company effective August 19, 1994.

(4) Mr. Toth resigned from the Company effective July 8, 1993, thereby forfeiting options to purchase 17,082 shares that had not vested as of that date.


Executive Termination Arrangements

        On July 8, 1993, Stephen Toth resigned from his position as an Executive Vice President of the Company and pursuant to the terms of an Executive Employment Agreement was paid one year's severance in the amount of $100,000. In January 1994, the Company settled a dispute with Mr. Toth regarding his entitlement to options to acquire 5,000 shares of RehabCare common stock by paying him a lump sum of $16,000.

        On May 6, 1994, Richard C. Peters resigned from his position as President and Chief Executive Officer of the Company. The Company paid him $40,000 in severance over a 90-day period and continued his health insurance coverage during that time.


PROPOSAL 4 - ADOPTION OF THE COMPREHENSIVE CARE CORPORATION
             DIRECTORS' STOCK OPTION PLAN

        On September    27    , 1994, the Board of Directors approved the
Comprehensive Care Corporation Directors' Stock Option Plan (the "Directors' Plan"), the full text of which is set forth in Appendix C to this Proxy Statement. All share figures set forth herein take into account the effect of the Company's one-for-ten reverse stock split because the Directors' Plan will not become effective until after the effective date of the reverse stock split.

        The purpose of the Directors' Plan is to give the Company increased flexibility in providing equity-based incentive compensation to its non-employee directors, to promote the acquisition of Common Stock by the Company's non-employee directors, upon whose judgment and ability the Company relies to attain its long-term growth and development, and to provide a means to attract and retain well-qualified directors. If approved by the stockholders, the Directors' Plan would be effective as of the date of the 1994 Annual Meeting of Stockholders (the "Effective Date").

        The terms of the Directors' Plan provides for the grant of only nonqualified stock options. The Directors' Plan is not subject to ERISA, nor is it qualified under Code Section 401(a).

        The Board of Directors has reserved 200,000 shares of Common Stock for issuance pursuant to awards that may be made under the Directors' Plan. All non-employee directors of the Company are eligible to participate in the Directors' Plan. It is currently estimated that approximately four individuals are eligible to participate in the Directors' Plan, although six individuals will be eligible to participate if Proposal 1 is not approved.

        The Directors' Plan provides for the grant of nonqualified stock options to non-employee directors as follows:

        (1) each individual serving as a non-employee director as of the Effective Date will be granted, as of the Directors' Plan's effective date, a nonqualified stock option to purchase 10,000 shares of Common Stock;

        (2) each individual who first becomes a non-employee director on or after the Effective Date, whether through election at an annual meeting of the Company's stockholders or through appointment by the Board of Directors, will be granted, at the time of such election or appointment, a nonqualified stock option to purchase 10,000 shares of Common Stock (paragraphs
             (1) and (2) herein being collectively referred to as "Initial Grants"); and

        (3) commencing with the 1995 annual meeting of the Company's stockholders, each individual who at each annual meeting of the Company's stockholders remains a non-employee director will receive an additional nonqualified stock option to purchase 2,500 shares of Common Stock (hereafter referred to as "Annual Grants").

        Each nonqualified stock option will be exercisable at a price equal to the Common Stock's fair market value as of the date of grant, and may be exercised to the extent it has become vested. The fair market value of a
share of Common Stock as of September    27    , 1994 was $   0.625    .

        Initial Grants will vest    annually     in 25% increments    on the
first anniversary of the date of grant    , provided the individual is still
a director on those dates. Annual Grants will become 100% vested as of the first annual meeting of the Company's stockholders following the date of grant, provided the individual is still a director as of that date. An optionee who ceases to be a director shall forfeit that portion of the option attributable to such vesting dates on and after the date he or she ceases to be a director.

        Once exercisable, each option remains exercisable until the tenth anniversary of the date on which it was granted. An optionee may pay the exercise price in cash, in shares of Common Stock previously owned by the optionee, or by a cashless exercise through a broker.

        Awards of nonqualified stock options under the Directors' Plan are nontransferable except by will or the laws of descent and distribution. In the event of or anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Common Stock, the Committee may make such adjustments with respect to such awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. The number of shares of Common Stock reserved for issuance under the Directors' Plan is subject to adjustment in the event of stock split, stock dividends, recapitalizations and similar events.

        The Board may amend or terminate the Directors' Plan without the approval of the stockholders, but may condition any amendment on stockholder approval if the Board believes it is necessary or advisable to comply with any applicable tax or regulatory requirement. Notwithstanding the foregoing, in no event may the Board of Directors amend the provisions of the Directors' Plan that relate to the options which will be granted thereunder more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. No termination or amendment of the Directors' Plan without the consent of the holder of an award shall adversely affect the rights of that participant.

        No options have yet been granted under the Directors' Plan. The "named executives", executive group, and non-executive officer employee group of the Company are not eligible to participate in the Directors' Plan. The group of current non-executive directors will receive options to purchase an aggregate of 40,000 shares (60,000 shares if Proposal 1 is not adopted) of Common Stock as of the Effective Date. The dollar value of these options cannot be calculated because the exercise price will not be set until the Effective Date, which is after the date this proxy statement is printed. If the Directors' Plan had been effective and Initial Grants had been granted as of November 17, 1993, the date of the 1993 Annual Meeting of Stockholders, and if the current non-executive directors had received Initial Grants under the Directors' Plan as of November 17, 1993, the current non-executive directors would have received nonqualified stock options to purchase a total of 60,000 shares of Common Stock with an aggregate "dollar value" of $45,000 (based on the $0.75 per share fair market value of the Company's Common Stock on November 17, 1993).

        Federal Income Tax Consequences. The following discussion outlines generally the federal income tax consequences of participation in the Directors' Plan. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Directors' Plan.

        A participant will not recognize income upon the grant of a nonqualified stock option. At the time the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

        All payments pursuant to the Plan shall be subject to federal income tax withholding.

        Stockholder Approval.   The Board seeks stockholder approval for the
following reasons:  (1) certain of the Company's directors are subject to
Section 16 of the Securities Exchange Act of 1934. If the Directors' Plan is not approved by the stockholders, Directors' Plan awards made to the directors may be deemed "purchases" of Common Stock for purposes of the short-swing profit recovery provision of Section 16; (2) Internal Revenue Code Section 162(m) restricts the deductibility of compensation in excess of certain limits paid to certain Company executives if not approved by stockholders. The Board of Directors seeks stockholder approval of the Directors' Plan so that the Company will have greater flexibility to design and implement equity-based incentive awards to its non-employee directors.

The Board of Directors recommends that stockholders vote
FOR the adoption of the Comprehensive Care Corporation Directors' Stock Option Plan.


  PROPOSALS 5 AND 6 - AMENDMENT OF THE COMPREHENSIVE
   CARE CORPORATION 1988 INCENTIVE STOCK OPTION AND
         1988 NONSTATUTORY STOCK OPTION PLANS

        The Comprehensive Care Corporation 1988 Incentive Stock Option and 1988 Nonstatutory Stock Option Plans (the "Incentive Stock Option Plan" and the "Nonstatutory Stock Option Plan," respectively, and collectively, the "Option Plans") were adopted by the Board of Directors and approved by the Company's stockholders effective as of February 3, 1988. The Option Plans, as amended, are set forth in Appendix D to this Proxy Statement.

        Subject to stockholder approval, the Board of Directors has approved amendments (the "Amendments") to the Option Plans to increase the number of shares of Common Stock that may be issued pursuant thereto. As the result of the reverse stock split approved by the stockholders of the Company, the maximum aggregate number of shares reserved for issuance under the Option Plans will be reduced from 1,900,000 to 190,000. The Board of Directors now wishes to amend each of the Option Plans to increase the number of shares reserved for future grants under the Incentive Stock Option Plan to 500,000 on a post-split basis (Proposal 5) and to increase the number of shares reserved for future grants under the Nonstatutory Stock Option Plan to 200,000 on a post-split basis (Proposal 6).

        The Option Plans also provide that of the maximum aggregate number of shares of Common Stock reserved for issuance under the Option Plans, 50,000 post-split shares of Common Stock will be reserved for issuance to directors. If Proposal 4 is adopted by the stockholders, the Board intends to amend the Nonstatutory Stock Option Plan to eliminate directors from the group of persons eligible to participate in such plan.

        The purpose of the Option Plans is to promote growth and profitability of the Company by providing, through the ownership of shares of Common Stock, incentives to attract and retain highly talented persons to provide managerial and administrative services to the Company and its affiliates, and to motivate such persons to use their best efforts on behalf of the Company and its affiliates. The Board of Directors believes that the Amendments will permit the Company to better pursue the goals of the Option Plans and, accordingly, has unanimously approved and recommends a vote in favor of the Amendments to the Option Plans.

        The terms of the Option Plans provide for the grant of both incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory (hereinafter "nonqualified") stock options. The Option Plans are not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), nor are they qualified under Code
Section 401(a). The Company intends that all incentive stock options granted and to be granted under the Incentive Stock Option Plan will comply with Code
Section 422.

        The Option Plans are administered by the Board of Directors, which may in turn appoint a committee to administer the Option Plans and exercise all of the powers, duties and discretion of the Board under the Option Plans.
The Board of Directors may from time to time remove members from or add members to the committee and may fill vacancies thereon. The Option Plans currently provide that the Board may limit committee membership to persons who are "disinterested" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1984, as amended (the "Exchange Act") for purposes of complying with applicable securities laws. The Compensation Committee of the Board of Directors (the "Committee") has been delegated the authority to administer the Option Plans.

        Persons eligible to receive options pursuant to the Incentive Stock Option Plan are employees of the Company and its affiliates. Persons eligible to receive options pursuant to the Nonstatutory Stock Option Plan are employees, directors, advisers and consultants of the Company and its affiliates. It is currently estimated that approximately 500 individuals are eligible to participate in the Option Plans.

        The Committee has the authority to designate participants, grant options and determine the terms and conditions of the options granted to the Option Plans. Each option must be evidenced by an agreement containing the terms and conditions of the Option.

        Each option granted pursuant to the Option Plans will have an exercise price of no less than the fair market value of the Common Stock as of the date of grant; provided, however, that the exercise price of an incentive stock option held by a person who owns more than 10% of the Company's outstanding Common Stock shall be no less than 110% of the fair market value of the Common Stock as of the date of grant. The fair market value of a
share of Common Stock as of September    27    , 1994 is $   0.625    .

        An optionee may pay the exercise price by cashier's check or such other means as deemed acceptable by the Company. In the discretion of the Committee, payment may be made in shares of Common Stock previously owned by the optionee.

        Each option shall become exercisable in such increments and at such times as the Committee shall provide in each option agreement. Except as provided below, once exercisable, each nonqualified stock option remains exercisable until the tenth anniversary from the date of grant and each incentive stock option remains exercisable until the fifth anniversary from the date of grant. If an optionee's employment by the Company terminates for any reason (other than death or total disability), the unvested portion of the option shall expire and become unexercisable as of the employment termination date. If a director's directorship terminates for any reason (other than death or total disability), the unvested portion of the option shall expire and become unexercisable as of the directorship termination date. The vested portion of the option shall expire and become unexercisable within such period of time as the Committee may determine, but no more than three months from the date of the termination of employment or directorship. In the event the optionee's employment or directorship terminates by reason of death or disability, the unexercised vested portion of the option shall expire and become unexercisable as of the earlier of one year from the date of optionee's termination, or the option's termination date. In the event an optionee's employment or directorship terminates "for cause" (as defined in the Option Plans), then all options granted pursuant to the Option Plans, whether vested or unvested, shall expire and become unexercisable as of the date of termination.

        Options granted pursuant to the Option Plans are nontransferable except by will or the laws of descent and distribution. Upon the dissolution or liquidation of the Company, or upon the reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon the sale of substantially all of the Company's property, the Option Plans shall terminate and any outstanding options shall terminate unless provision is made for the continuance of the Option Plans and for the assumption of the options granted thereunder, and for the substitution of new options covering the securities of a successor employer corporation.

        The Board of Directors may amend or terminate the Option Plans without stockholder approval, but certain types of amendments, which are specified under the Option Plans, must be conditioned on stockholder approval.

        Federal Income Tax Consequences. The following discussion outlines generally the federal income tax consequences of participation in the Option Plans. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Option Plans.

        A participant will not recognize income upon the grant of a nonqualified stock option. At the time the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction. At that time, the Company will be subject to income tax withholding requirements prior to the delivery of any certificate or certificates for such shares of Common Stock.

        A participant will not recognize income upon the grant or exercise of an incentive stock option. Instead, the optionee will be taxed at the time he or she sells the Common Stock purchased pursuant to the option. The optionee will be taxed on the difference between the price paid for the stock and the amount for which he or she sells the stock. If the optionee does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is issued to the optionee, the gain will be capital gain, and the Company will get no deduction. If the optionee sells the stock at a gain prior to that time, the difference between the amount the optionee paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income and the Company will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess of amount will be taxed as a capital gain. If the optionee sells the stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject an optionee to, or increase an optionee's liability for, the alternative minimum tax.

        Stockholder Approval.   The Board seeks stockholder approval because
the Option Plans may not be amended for the purposes of increasing the maximum aggregate number of shares reserved for issuance under the Option Plans without stockholder approval. The Board of Directors seeks stockholder approval of the Amendments so that the Company will have greater flexibility to design and implement equity-based incentive awards to its employees, directors, advisers and consultants.

      The Board recommends that stockholders vote
FOR the Amendments to the Comprehensive Care Corporation
    Incentive and Nonstatutory Stock Option Plans.


            INDEPENDENT PUBLIC ACCOUNTANTS

        Arthur Andersen & Co., independent public accountants, audited the consolidated financial statements of the Company for the fiscal year ended May 31, 1994. Representatives of this firm are expected to be present at the stockholders' meeting and will have the opportunity to make a statement if they desire to do so. Representatives of this firm also will be available to respond to questions from stockholders. Independent public accountants for the year ending May 31, 1995 will be selected by the Board of Directors after a review and recommendations to the Board of Directors by the audit committee.

        KPMG Peat Marwick were previously the principal accountants for the Company. On November 4, 1992, that firm resigned. In connection with the audit of the fiscal year ended May 31, 1992, and the subsequent interim period through November 4, 1992, there were no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit report of KPMG Peat Marwick on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal year ended May 31, 1992 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the auditors' report of KPMG Peat Marwick as of and for the fiscal year ended May 31, 1992 contained two separate paragraphs that stated that:

        "As discussed in Note 16 to the consolidated financial statements, the Company is currently undergoing a payroll tax audit by the Internal Revenue Service ("IRS") for calendar years 1983 through 1991. The IRS asserted that certain physicians and psychologists engaged as independent contractors by the Company should have been treated as employees for payroll tax purposes and has issued an assessment claiming additional taxes due on that basis. Management believes that its treatment of the independent contractors is consistent with IRS guidelines and established industry practice. Management has filed a protest to the assessment and intends to defend vigorously the claims made by the IRS related to this issue. Also, as discussed in Note 16 to the consolidated financial statements, on August 15, 1991, the Company, along with others, were named in a stockholder complaint filed in the District Court related to the terminated reorganization with First Hospital Corporation. Management intends to defend vigorously the claims related to this issue. The ultimate outcome of these matters cannot presently be determined. Accordingly, no provision for any liability that may result upon resolution of these matters has been recognized in the accompanying consolidated financial statements."

        "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company incurred significant recurring losses and has a substantial portion of its senior secured debt due on November 15, 1992. The potential need for additional financing to repay debt as it comes due and finance the Company's anticipated working capital requirements during fiscal 1993 raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Notes 2 and 18. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."


                     ANNUAL REPORT

        The 1994 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended May 31, 1994 and the Company's annual report on Form 10-K (without exhibits thereto), has been mailed with this proxy statement. The Company will provide copies of exhibits to the annual report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to the Secretary of the Company, 16305 Swingley Ridge Drive, Suite 100, Chesterfield, Missouri 63017.


                     OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the annual meeting. However, if any other business properly comes before the meeting, the persons named in the accompanying form of proxy will vote or refrain from voting thereon in accordance with their judgment pursuant to the discretionary authority given them in the proxy.

     STOCKHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

        Stockholder proposals to be submitted for inclusion in the 1995 proxy materials and consideration at the 1995 annual meeting of stockholders must
be received by the Company not later than June    10    , 1995.  Such
proposals should be directed to the Secretary of the Company, 16305 Swingley Ridge Drive, Suite 100, Chesterfield, Missouri 63017.


                                           By Order of the
Board of Directors,



                                           Kerri Ruppert
                                           Secretary
October    7    , 1994
Chesterfield, Missouri

                      Appendix A

Text of Proposed Amendment to Section 3.2a of the Company's Bylaws

        The Board of Directors recommends that the stockholders amend the Bylaws of the Company in the following manner:

        By deleting the first sentence of Section 3.2 of the Bylaws in its entirety and replacing it with the following:

        "Effective as of the date of the 1994 Annual Meeting of Stockholders, the number of directors of the Company shall be fixed at five. The number of directors may thereafter be changed by the affirmative vote of at least two-thirds of the members of the Board of Directors or by the affirmative vote of at least 80% of the votes entitled to be cast by the holders of all outstanding shares of voting stock of the Company, voting together as a class. Directors shall be elected by a plurality of the shares of stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors."

                      Appendix B

Text of Proposed Article Nine of the Company's Certificate of
Incorporation

     NINTH: At the 1994 Annual Meeting of Stockholders, the directors shall be divided into three (3) classes, designated as Class I, Class II and Class
III.  Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1994 Annual Meeting of Stockholders, Class I directors shall be elected for a three-year term, Class II directors for a two-year term and
        Class III director   s     for a one-year term.  At each succeeding
Annual Meeting of Stockholders beginning in 1995, successors to the class of directors whose term expires at that Annual Meeting of Stockholders shall be elected for a three-year term. If the number of directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly as equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, unless otherwise required by law, but in no case shall a decrease in the number of directors for a class shorten the term of an incumbent director.

        Notwithstanding any other provisions of the Certificate of Incorporation or the Bylaws (and notwithstanding the fact that a lesser percentage for separate class votes for certain actions may be permitted by law, by the Certificate of Incorporation or by the Bylaws), the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of all then outstanding shares of voting stock, voting together as a single class, will be required to amend or repeal any provision of the Certificate of Incorporation or the Bylaws to the extent that such action is inconsistent with the purpose of this Article Nine; provided, however, that the provisions of this paragraph shall not apply to amendments of the Bylaws or Certificate of Incorporation that are recommended by not less than two-thirds of the members of the Board of Directors.

                      Appendix C

Comprehensive Care Corporation Directors' Stock Option Plan

            COMPREHENSIVE CARE CORPORATION
             DIRECTORS' STOCK OPTION PLAN


                 SECTION 1 DEFINITIONS

        1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

             (a) "Board of Directors" means the board of directors of the Company.

             (b) "Change in Control" means any event that pursuant to the Company's Certificate of Incorporation, as amended from time to time, requires the affirmative vote of the holders of not less than eighty percent (80%) of the Voting Stock (as defined therein); provided, however, that no event shall constitute a Change of Control if approved by the Board of Directors a majority of whom are present Directors and new Directors. For purposes of the preceding sentence, the term "present Directors" means individuals who as of the date this Plan is adopted were members of the Board of Directors and the term "new Directors" means any Director whose election by the Board of Directors in the event of vacancy or whose nomination for election was approved by a vote of at least three-fourths of the Directors then still in office who are present Directors and new Directors; provided that any Director initially elected to the Board of Directors solely to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be a new Director.

             (c) "Code" means the Internal Revenue Code of 1986, as amended.

             (d) "Committee" means the committee appointed by the Board of Directors to administer the Plan or, in the absence of appointment of such committee, the Board of Directors.

             (e) "Company" means Comprehensive Care Corporation, a Delaware corporation.
             (f) "Director" means any individual who is a member of the Board.

             (g) "Effective Date" means the date the Plan is approved by the stockholders of the Company.

             (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             (i) "Fair Market Value" with regard to a date means the closing price of the Stock on the last trading date prior to that date as reported by the New York Stock Exchange (or, if applicable, as reported by any other national securities exchange selected by the Committee on which the shares of Stock are then actively traded).

             (j) "Option" means a non-qualified stock option granted under the Plan to buy shares of Stock.

             (k)  "Participant" means an individual who, pursuant to Plan
Section 2.4, is eligible to participate in the Plan.

             (l)  "Plan" means the Comprehensive Care Corporation
Directors' Stock Option Plan.

             (m) "Stock" means the Company's common stock, $.10 par value.


            SECTION 2 THE STOCK OPTION PLAN

        2.1 The Purpose of the Plan. The Plan is intended to (a) provide incentive to non-employee Directors of the Company to stimulate their efforts toward the continued success of the Company and to manage the business of the Company in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by non-employee Directors by providing them with a means to acquire a proprietary interest in the Company; and (c) provide a means of obtaining and rewarding non-employee Directors.

        2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 7.1, 200,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the aggregate of (a) shares of Stock issuable pursuant to outstanding Options; and (b) shares of Stock issued pursuant to Options exceed the Maximum Plan Shares; for this purpose, the outstanding Options and shares of stock issued in respect of Options shall be computed consistent with Rule 16b-3(a)(1) as promulgated under the Exchange Act. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option shall again be available for purposes of the Plan.

        2.3 Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements consistent with the provisions of the Plan and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's decisions shall be final and binding on all Participants. The Plan shall be interpreted in view of the intention that the grant and exercise of Options are intended to qualify as exempt transactions under Rule 16b-3 under the Exchange Act.

        2.4 Eligibility. Any member of the Board of Directors who is not an employee of the Company shall be a Participant.


                  SECTION 3 TERMS AND CONDITIONS OF OPTIONS

        3.1 Number of Option Shares. A Participant shall be granted Options as follows:

             (a)  Each individual who is serving as a non-employee
        Director as of the Plan's Effective Date, will be granted, as of the Plan's Effective Date, an option to purchase 10,000 shares of Stock.

             (b)  Each individual who first becomes a non-employee
        Director on or after Effective Date, whether through election at an annual meeting of the Company's stockholders or through appointment by the Board, will be granted, at the time of such election or appointment, an Option to purchase 10,000 shares of Stock.

             (c) Commencing with the 1995 annual meeting of the Company's stockholders, each individual who at that time remains as a non-employee Director will receive an additional grant of an Option to purchase 2,500 shares of Stock.

        3.2  Type of Option.  Options shall be non-qualified stock options.

        3.3 Exercise Price. The Exercise Price for a share of Stock subject to a Option shall be the Fair Market Value (determined as of the date of grant) of a share of Stock.

        3.4 Option Term. Each Option, once exercisable, shall remain exercisable until the tenth anniversary of the date of grant.
Notwithstanding the foregoing:

             (a) Except as provided in Subsection (b) hereof, should a Participant cease to be a Director for any reason (other than death) while holding an Option granted pursuant to this Plan, then such Participant shall have a six- month period following the date of such cessation of Board membership in which to exercise such Option for any or all of the shares of Stock for which the Option has become exercisable at the time the Participant ceases to be a Director.

             (b) Should a Participant die while serving as a Director or during the six-month period following the date of the Participant's cessation of Board service (as described in Subparagraph (a) above), then the Option may be subsequently exercised, for any or all of the shares of Stock for which the Option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise, however, must occur within 12 months after the date of the Optionee's death.

             (c) In no event shall any grant of Option pursuant to the Plan remain exercisable after the tenth anniversary of the Option's date of grant. Upon the expiration of the applicable exercise period in accordance with Subparagraphs (a) and (b) above or (if earlier) upon the expiration of the ten year option term, the Option shall terminate and cease to be exercisable.

        3.5 Exercisability. Each Option may be exercised for that percentage of shares of Stock subject to the Option as to which the Option has become vested, reduced by that number of shares of Stock subject to the Option which have been previously exercised.

             (a)  With respect to Options granted pursuant to Plan
        Sections 3.1(a) and (b), the Option shall vest in 25% increments on each "Vesting Date," provided the Participant is still a Director on the Vesting Date. For purposes of this Subsection (a), the term
        Vesting Date shall mean    each one year anniversary of the date of
        grant    .

             (b) With respect to Options granted pursuant to Plan Section 3.1(c), the Option shall become 100% vested as of the first annual meeting of the Company's stockholders held after the date of grant, provided the Participant is still a Director on that date.

        3.6 Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Option Agreement, including, but not limited to, (i) cash, (ii) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or (iii) in a cashless exercise through a broker. The holder of an Option, as such, shall have non of the rights of a stockholder.

        3.7 Nonassignability. Options shall be transferable or assignable except by will or by the laws of descent and distribution. Such Options shall be exercisable, during the Participant's lifetime, only by the Participant; except, in the event of the Participant's disability, in which case, such Options shall be exercisable by the Participant's legal representative. In the event of the death of the Participant, such Options shall be exercisable by the legal representatives of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will.

        3.8 Option Agreement. Each Option shall be evidenced by a Stock Option Agreement which shall incorporate the terms of the Plan.


             SECTION 4  GENERAL PROVISIONS

        4.1  Changes in Capitalization; Merger; Liquidation.

             (a) The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option; and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

             (b) In the event of or anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this
Section 4.1 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option, but shall not otherwise diminish the then value of the Option.

             (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

        4.2 Right to Remove Director. Nothing in the Plan or in any Stock Option Agreement shall confer upon any Participant the right to continue as a member of the Board of Directors or affect the right of the Company to terminate a Participant's directorship at any time.

        4.3 Restrictions on Delivery and Sale of Shares; Legends. Each Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Participant shall, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

        4.4 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

        4.5 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. Notwithstanding the foregoing, in no event shall the Board of Directors amend the provisions of the Plan that relate to Options more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No termination, modification or amendment of the Plan, without the consent of a Participant who has been awarded an Option shall adversely affect the rights of that Participant under such Option.

        4.6 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval at the next annual meeting to the Company's stockholders after the adoption of the Plan by the Board of Directors of the Company.

        4.7 Choice of Law. The laws of the State of California shall govern the Plan, to the extent not preempted by federal law.

        4.8 Effective Date of Plan. The Plan shall become effective on the Effective Date.

                       COMPREHENSIVE CARE CORPORATION


                       By:       /s/  Chriss W. Street

                       Title:   Chairman and Chief Executive Officer

ATTEST:


      /s/   Kerri Ruppert
Secretary






        [CORPORATE SEAL]

                      Appendix D

Comprehensive Care Corporation 1988 Incentive Stock Plan and
          1988 Nonstatutory Stock Option Plan

            COMPREHENSIVE CARE CORPORATION
              1988 INCENTIVE STOCK OPTION
                          AND
            1988 NONSTATUTORY STOCK OPTION
                         PLANS

                      ARTICLE 1.

          PURPOSE OF PLANS AND PLAN DOCUMENT

   1.1 Purpose. The purpose of the Plan is to promote the growth and profitability of the Company by providing, through the ownership of Shares, incentives to attract and retain highly talented persons to provide managerial and administrative services to the Company and other Participating Companies and to motivate such persons to use their best efforts on behalf of the Company and other Participating Companies.

   1.2 Combines Plan Document. This Plan document is intended to implement and govern the following two separate stock plans of the Company:

       (i) The 1988 Comprehensive Care Corporation Incentive Stock Option Plan; and

       (ii) The 1988 Comprehensive Care Corporation Nonstatutory Stock Option Plan.

Unless specified otherwise, all provisions of this Plan document relate equally to both the Incentive Stock Option Plan and the Nonstatutory Stock Option Plan, which Plans are condensed into one Plan document solely for purposes of administrative convenience and are not intended to constitute tandem plans.

                       ARTICLE 2

                      DEFINITIONS
       For the purposes of the Plan, the following terms shall have the meanings set forth in this Article 2:

   2.1 Accrued Installment. The term "Accrued Installment" shall mean any vested installment of an Option.

   2.2 Board. The term "Board" shall mean the Board of Directors of the Company.

   2.3 Committee. The term "Committee" shall mean a committee appointed by the Board pursuant to Section 3.4 and constituting not less than three members of the Board.

   2.4 Company.  The term "Company" shall mean Comprehensive Care
Corporation, a Delaware corporation or any successor thereof.

   2.5 Disinterested Person. The term "Disinterested Person" shall mean any person as defined in Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

   2.6 Effective Date.  The term "Effective Date" shall mean February 3,
1988.

   2.7 Eligible Person.

       (a) For the purposes of the Incentive Stock Option Plan, the term "Eligible Person" shall mean any employee of any Participating Company.

       (b) For the purposes of the Nonstatutory Stock Option Plan, the term "Eligible Person" shall mean any employee, director, adviser, or consultant of any Participating Company.

   2.8 Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   2.9 Fair Market Value. The term "Fair Market Value" when used with respect to the determination of the option price of Options shall mean the average of the high and low prices of Shares (if the Shares are exchange-traded or traded on the NASDAQ national market system) or the average of the bid and asked price of Shares (if the Shares are traded in any other over-the-counter market), in all cases on the date of the grant of the Option.
In the event that the Shares are traded in the over-the-counter market and an Option is granted on a date on which there is no bid or asked price of Shares, the fair market value of Shares on the date of the grant shall be deemed to be the average of the bid and asked prices on the next preceding day on which there is such an average for such Shares. In all other cases, the fair market value of Shares shall be determined on such basis as the Board in good faith shall determine, without regard to any restriction other than a restriction which, by its terms, will never lapse.

   2.10 Incentive Stock Option. The term "Incentive Stock Option" shall mean any Option intended to satisfy the requirements under I.R.C.
Section 422(b) as an incentive stock option which qualifies for special tax treatment under I.R.C. Section 421.

   2.11 Incentive Stock Option Plan. The term "Incentive Stock Option Plan" shall mean the stock option plan of the Company set forth herein and which provides for the granting of Incentive Stock Options.

   2.12 I.R.C. The term "I.R.C." shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

   2.13 Nonstatutory Stock Option. The term "Nonstatutory Stock Option" shall mean any Option granted under the Nonstatutory Stock Option Plan.

   2.14 Nonstatutory Stock Option Plan. The term "Nonstatutory Stock Option Plan" shall mean the stock option plan of the Company set forth herein and which provides for the granting of Options that do not qualify as Incentive Stock Options.

   2.15 Option. The term "Option" shall mean an option to acquire Shares granted under the Plans.

   2.16 Optionee. The term "Optionee" shall mean an Eligible Person who has been granted Options.

   2.17 Parent Corporation. The term "Parent Corporation" shall mean a corporation as defined in I.R.C. Section 424(e).

   2.18 Participating Companies. The term "Participating Companies" shall mean the Company and any Parent Corporation or Subsidiary Corporation.

   2.19 Plan. The terms "Plan" or "Plans" refer collectively to the Incentive Stock Option Plan and the Nonstatutory Stock Option Plan unless a specific reference to either is indicated.

   2.20 Restricted Shareholder. The term "Restricted Shareholder" shall mean an Optionee granted an Incentive Stock Option who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, with stock ownership determined in light of the attribution rules of I.R.C.
Section 424(d).

   2.21 Shares. The term "Shares" shall mean shares of the Company's authorized Common Stock, $.10 par value, and may be unissued shares or treasury shares purchased for purposes of the Plans.

   2.22 Subsidiary Corporation. The term "Subsidiary Corporation" shall mean a corporation as defined in I.R.C. Section 424(f).

   2.23    Termination Date.  The term "Termination Date" shall mean
February 3, 1998.

   2.24 Total Disability. The term "Total Disability" shall mean a total and permanent disability as that term is defined in I.R.C. Section 22(e)(3).

                       ARTICLE 3

                ADMINISTRATION OF PLAN

   3.1 Administration by Board. The Plan shall be administered by the Board. The Board shall have full and absolute power and authority in its sole discretion to (i) determine which Eligible Persons shall receive Options, (ii) determine the time when Options shall be granted,
(iii) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Option granted hereunder, (iv) determine the number of Shares which may be issued upon exercise of the Options, and
(v) interpret the provisions of the Plan and any Option granted under the Plan.

   3.2 Rules and Regulations. The Board may adopt such rules and regulations as the Board may deem necessary or appropriate to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan.

   3.3 Binding Authority. All decisions, determinations, interpretations, or other actions by the Board shall be final, conclusive, and binding on all Eligible Persons, Optionees, Participating Companies, and any successors in interest to any such parties.

   3.4 Administration by Committee.

       (a) The Board in its sole discretion may from time to time appoint a Committee to administer the Plan and exercise all of the powers, authority, and discretion of the Board under the Plan. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

       (b) In establishing the Committee, the Board may but need not require each member of the Committee to be a Disinterested Person, and the Board may but is not required to take such other actions as are deemed necessary or advisable to conform the Plan to the requirements of Rule 16b-3 promulgated under the Exchange Act.

       (c) The Committee shall report to the Board the names of Eligible Persons granted Options, the number of Shares covered by each Option, and the terms and conditions of each such Option.

                       ARTICLE 4

         NUMBER OF SHARES AVAILABLE FOR GRANT

   4.1 Maximum Aggregate Number of Shares. The maximum aggregate number of Shares which may be optioned and sold under the Plans is 1,900,000 plus the number of Shares issued upon exercise of Options which are reacquired by the Company upon the exercise of Options. In the event that Options granted under the Plans shall for any reason terminate, lapse, be forfeited, or expire without being exercised, the Shares subject to such unexercised Options shall again be available for granting under this Plan.

   4.2 Aggregate Limitations with Respect to the Participation of
Directors in the Plans. The maximum aggregate number of Shares which may be optioned and sold to directors of the Company under the Plans is 500,000 plus the number of Shares issued upon exercise of Options which are reacquired from directors by the Company upon the exercise of Options. In the event that Options granted under this limitation shall for any reason terminate, lapse, be forfeited, or expire without being exercised, the Shares subject to such unexercised Options shall again be available for granting under this
Section 4.2.

   4.3 Allocation of Shares to Incentive Stock Option Plan and
Nonstatutory Stock Option Plan. The number of Shares which may be optioned and sold under the Incentive Stock Option Plan shall be 1,500,000 plus the number of Shares issued upon exercise of Options which are reacquired by the Company upon the exercise of Options, and the number of Shares which may be optioned and sold under the Nonstatutory Stock Option Plan shall be 400,000 plus the number of Shares issued upon exercise of Options which are reacquired by the Company upon the exercise of Options.

                       ARTICLE 5

                     TERM OF PLANS

       The Plans shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted hereunder after the Termination Date.

                       ARTICLE 6

                     OPTION TERMS

   6.1 Form of Option Agreement. Any Option granted under the Plans shall be evidenced by an agreement ("Option Agreement") in such form as the Board, in its discretion, may from time to time approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and which are not inconsistent with the provisions of the Plans.

   6.2 Grant Limitations on Incentive Stock Options. For Options granted under the Incentive Stock Option Plan, the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares for which Incentive Stock Options are exercisable for the first time by an Eligible Person under this Plan and any other plan of any Participating Company shall not exceed $100,000 in any calendar year; provided, however, unless required otherwise by applicable Income Tax Regulations or other legal authority deemed sufficient by the Board, the foregoing $100,000 limitation shall be applied without taking into account the value of any stock subject to Incentive Stock Options granted prior to January 1, 1987, notwithstanding that all or any portion of such Options first become exercisable on or after January 1, 1987; and, provided further, if any such pre-1987 Incentive Stock Options are required to be taken into account in applying said $100,000 limitation, any Incentive Stock Option granted hereunder on or after January 1, 1987 (herein a "post-1986 ISO") shall be split into an Incentive Stock Option portion and a Nonstatutory Stock Option portion to the extent necessary (if at all) to allow the maximum possible portion of any post-1986 ISO to qualify under said $100,000 limitation provided hereunder.

   6.3 Option Exercise Price. The option exercise price for Shares to be issued under the Plans shall be determined by the Board in its sole discretion, but in no event shall the option exercise price be less than the Fair Market Value of the Shares. In the case of an Incentive Stock Option, if on the date of the grant of the Option the Optionee is a Restricted Shareholder, the option exercise price shall be not less than 110 percent of the Fair Market Value of the Shares on the date of grant. The date of grant shall be deemed to be the date on which the Board authorizes the grant of the Option, unless a subsequent date is specified in such authorization.

   6.4 Vesting and Exercisability of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted under the Plans shall vest and be exercisable in accordance with the rules set forth in this Section 6.4:

       (a) General.  Subject to the other provisions of this
Section 6.4, Options shall vest and become exercisable at such times and in such installments as the Board shall provide in each individual Option Agreement. Notwithstanding the foregoing, the Board may in its sole discretion accelerate the time at which an Option or installment thereof may be exercised. Unless otherwise provided in this Section 6.4 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

       (b) Termination of Options. All installments of an Option shall expire and terminate on such date as the Board shall determine ("Option Termination Date"), which in no event shall be later than 10 years from the date such Option was granted and, in the case of an Incentive Stock Option granted to a Restricted Shareholder, the Option shall by its terms not be exercisable after the expiration of five years from the date such Option was granted.

       (c) Termination of Employment or Directorship Other Than by Death or Total Disability. In the event that the employment of an Optionee with a Participating Company is terminated for any reason (other than death or Total Disability), any installments under an Option held by such Optionee which have not accrued as of the employment termination date shall expire and become unexercisable as of the employment termination date. In the event that an Optionee who is a Director terminates his or her directorship for any reason other than death or Total Disability, any installments under an Option held by such Optionee which have not accrued as of the directorship termination date shall expire and become unexercisable as of the directorship termination date. In the event that Optionee's employment or directorship with the Company is terminated "for cause" (as defined herein), then all Options granted hereunder to such terminated Optionee, whether vested or not, shall expire and become unexercisable as of the effective date of the termination of employment or directorship of the Optionee. "For cause" shall mean by reason of gross negligence, willful misconduct, or a habitual neglect by Optionee in carrying out his or her duties to the Company. All Accrued Installments as of the employment termination date and/or the directorship termination date shall remain exercisable only within such period of time as the Board may determine, but in no event shall any Accrued Installments remain exercisable for a period in excess of three months following the employment or directorship termination date or for a period in excess of the original Option Termination Date, whichever is earlier. For purposes of the Plans, an Optionee who terminates as an employee or director of any Participating Company shall not be deemed to have terminated his or her employment or directorship (which shall be applicable) if after such termination such Optionee remains an employee or director (which shall be applicable) of any Participating Company.

       (d) Leave of Absence. In the case of any employee on an approved leave of absence, the Board may make such provision respecting continuance of the Option as the Board deems appropriate, except in no event shall an Option be exercisable after the original Option Termination Date.

       (e) Death or Total Disability of Optionee While Employed. In the event that the employment and/or directorship of an Optionee with a Participating Company is terminated by reason of death or Total Disability, any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

           (i) The applicable Option Termination Date, or

           (ii) The first anniversary of the date of termination of employment and/or directorship of such Optionee by reason of the Optionee's death or Total Disability. Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or by laws of descent and distribution. Any Option installments under such a deceased or disabled Optionee's Option that have not accrued as of the date of the employee's termination of employment and/or director's termination of directorship due to death or Total Disability shall expire and become unexercisable as of said employment and/or directorship termination date.

       (f) Termination of Affiliation of Participating Company. Notwithstanding the foregoing provisions of this Section, in the case of an Optionee who is an employee or director of a Participating Company other than the Company, upon an Affiliation Termination (as defined herein) of such Participating Company such Optionee shall be deemed (for all purposes of the Plans) to have incurred a termination of his or her employment or directorship (whichever may be applicable) for reasons other than death or Total Disability, with such termination to be deemed effective as of the effective date of said Affiliation Termination. As used herein the term "Affiliation Termination" shall mean, with respect to a Participating Company, the termination of such Participating Company's status as a Participating Company (as defined herein) with respect to the Company.

       (g) Options Granted to Directors. Notwithstanding any provision to the contrary herein, Options granted to directors may be exercised only after the expiration of one year from the date such Option is granted.

   6.5 Exercise of Options. An Option may be exercised in accordance with this Section 6.5 as to all or any portion of the Shares covered by an Accrued Installment of the Option from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.6. An Option shall be deemed exercised when such written notice of exercise has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may be required by the Plans, as may be required by applicable law, rules, or regulations, or as may be adopted or imposed by the Board. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 6.9(a).

   6.6 Payment of Option Exercise Price.

       (a) Except as otherwise provided in Section 6.6(b), the entire option exercise price shall be paid at the time the Option is exercised by cashier's check or such other means as deemed acceptable by the Company.

       (b) In the discretion of the Board, an Optionee may elect to pay for all or some of the Optionee's Shares with Shares previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations or applicable laws, rules, and regulations and subject to the satisfaction of any conditions the Board may impose, including but not limited to the making of such representations and warranties and the providing of such other assurances that the Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares, duly endorsed or with duly signed stock power attached, such Shares to be valued at the average of the high and low prices of Shares (if the Shares are exchange-traded or traded on the NASDAQ national market system) or the average of the bid and asked prices of the Shares (if the Shares are traded in any other over-the-counter market) on the day immediately preceding the day notice of exercise is received by the Company or, if such Shares are not then listed on an exchange or NASDAQ, or if there is no such average of the bid and asked prices on such day, on such basis as the Board shall determine.

   6.7 Options Not Transferable. Options granted under the Plans may not be sold, pledged, hypothecated, assigned, encumbered, gifted, or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than as permitted under the I.R.C. and applicable securities laws, by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the I.R.C. or Title I of the Employee Retirement Income Security Act, or the rules thereunder ("Qualified Domestic Relations Order"), and may be exercised during the lifetime of an Optionee only by such Optionee or the holder pursuant to a Qualified Domestic Relations Order.

   6.8 Restrictions on Issuance of Shares.

       (a) No Shares shall be issued or delivered upon exercise unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, all applicable listing requirements of any national securities exchange on which Shares are then listed, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations, or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board, and any Committee of any liability in respect of the nonissuance or sale of such Shares as to which such requisite permits, authorizations, or approvals shall not have been obtained.

       (b) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under any applicable law or regulation, including but not limited to a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute each Option and/or Shares if such a representation is required under the Securities Act of 1933 or any other applicable law, rule, or regulation.

       (c) The exercise of Options under the Plans is conditioned on approval of the Plans by the vote or written consent of the holders of a majority of the outstanding shares of the Company's Common Stock within twelve months of the adoption of the Plans. In the event such shareholder approval is not obtained within such time period, any Options granted hereunder shall be void.

   6.9 Option Adjustments.

       (a) If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, upon authorization of the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to individual Optionees under the Plans; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities. Except to the extent necessary to the qualification of an Option as an Incentive Stock Option under I.R.C. Section 422, the adjustments authorized hereunder with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options but without changing the aggregate exercise price applicable to said unexercised portions.

       (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon a sale of substantially all of the Company's property or more than 80 percent of its then outstanding capital stock to another corporation ("Terminating Transaction"), the Plans shall terminate and any Options theretofore granted hereunder shall terminate unless provision be made in writing in connection with such transaction for the continuance of the Plans and for the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the securities of a successor employer corporation, or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices, in which event the Plans and the Options theretofore granted shall continue or be replaced, as the case may be, in the manner and under the terms so provided. If the Plans and the unexercised Options shall terminate pursuant to the foregoing sentence, all persons then entitled to exercise any unexercised portions of the Options then outstanding shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate, to exercise their Options to the full extent not theretofore exercised, including any installments which have not yet become Accrued Installments. In the event that the Options shall continue or be replaced after the occurrence of a Terminating Transaction as provided above, such Options shall become fully vested and become exercisable as to all installments thereof to and including the Termination Date thereof, in the event the Optionee's employment with the Company and its successor and all affiliates of the Company and such successor terminates for any reason (other than termination by the Company or such successor for good cause) at any time within two years after the Terminating Transaction has been completed.

       (c) Adjustments under this Section 6.9 shall be made by the Board whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. No fractional shares of Common Stock shall be issued under the Plans for any such adjustment.

   6.10 Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local, and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plans, including, but without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any of the Participating Companies, or requiring an Optionee (or the Optionee's beneficiary or legal representative) as a condition of granting or exercising an Option to pay to any of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation.

   6.11 Legends on Options and Stock Certificates. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate. The determination of which legends, if any, shall be placed upon Option Agreements and/or said Shares shall be made by the Board in its sole discretion and such decision shall be final and binding.

                       ARTICLE 7

           AMENDMENT OR TERMINATION OF PLAN

   7.1 Board Authority. The Board may amend, alter, and/or terminate the Plans at any time; provided, however, that unless required by applicable law, rule, or regulation the Board shall not amend the Plans in the following respects without the approval of shareholders holding a majority interest in the Company:

       (i) To increase the maximum number of Shares available for grant under the Plans;

       (ii) To provide for the administration of the Plan other than by the Board or a Committee;

       (iii)To change the manner of determining the option exercise price;

       (iv) To change the classes of Eligible Persons or Participating Companies; or

       (v) To extend the maximum Option period or the term of the Plans.

   7.2 Limitation on Board Authority. The Board may amend the terms of any Option previously granted, prospectively or retroactively, and may amend the Plans in accordance with the provisions of Section 7.1; provided, however, that unless required by applicable law, rule, or regulation, no amendment of the Plans or of any Option Agreement shall affect in a material and adverse manner Options granted prior to the date of any such amendment without the consent of any Optionee holding any such affected Options.

   7.3 Substitution of Options. In the Board's discretion, the Board may, with an Optionee's consent, substitute Nonstatutory Stock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new Option grant for the purposes of the Plan and shall not require a revaluation of the Option exercise price for the substituted Option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board in its discretion may determine.

                       ARTICLE 8

                  GENERAL PROVISIONS

   8.1 Availability of Plans. A copy of the Plans shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Person making reasonable inquiry concerning the Plans.

   8.2 Notice. Any notice or other communication required or permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be determined to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails; and, if given otherwise than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

   8.3 Titles and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

   8.4 Governing Law. The Plan shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

            COMPREHENSIVE CARE CORPORATION
  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 14, 1994



   The undersigned hereby appoints Chriss W. Street and Fred C. Follmer, or either of them, proxies, with power of substitution to vote the shares of common stock of comprehensive Care Corporation which the undersigned is entitled to vote at the annual meeting of stockholders on November 14, 1994, and any adjournment thereof, as follows:

1. Proposal 1: Proposal to amend the Company's Bylaws to set the number of directors at five.
   [  ] FOR                       [  ]  AGAINST              [  ] ABSTAIN
2. Proposal 2: Proposal to amend the Company's Certificate of Incorporation to establish a classified Board of Directors.
   [  ] FOR                       [  ]  AGAINST              [  ] ABSTAIN
3. Proposal 3: Election of Directors:
   [  ] FOR the election as directors any or all of the following:
        Class I:   Nominees for a 3-year term expiring in 1997:
                   William H. Boucher and J. Marvin Feigenbaum
        Class II:  Nominees for a 2-year term expiring in 1996:
                   Rudy R. Miller and Chriss W. Street
        Class III: Nominees for a 1-year term expiring in 1995:
                   W. James Nicol, Harvey G. Felsen* and Howard S. Groth* *To serve only in the event Proposal 1 is not approved.

   [  ] WITHHOLD AUTHORITY to elect any nominee listed above.
(Instructions: T withhold authority to vote for any particular nominee, draw a line through his name above. To cumulate your votes (you are entitled to as many votes as equals the number of shares you hold, multiplied by the number of directors to be elected), indicate on the line below, the name(s) of the nominee(s) and the number of votes to be cast in his, her or their favor. You may cast all your votes for a single nominee, or you may distribute them among any two or more of them, as you see fit. Unless you indicate otherwise in the space below, the designated proxies are authorized to distribute your votes in their discretion so as to elect by cumulative voting the maximum number of the above nominees, whose names are not lined out.)---------------------------------------------------------------------
(Continued and to be signed and dated on the other side.)


4. Proposal 4: Proposal to adopt the Comprehensive Care Corporation
               Directors' Stock Option Plan
   [  ] FOR                       [  ]  AGAINST              [  ] ABSTAIN
5. Proposal 5: Proposal to amend the 1988 Incentive Stock Option Plan
   [  ] FOR                       [  ]  AGAINST              [  ] ABSTAIN
6. Proposal 6: Proposal to amend the 1988 Nonstatutory Stock Option Plan
   [  ] FOR                       [  ]  AGAINST              [  ] ABSTAIN
7. With discretionary power in the transaction of such other business as may properly come before the meeting.

   This proxy, properly executed, will be voted as directed hereon. If no direction is made, this proxy will be voted FOR all nominees in Proposal 1. The proxies may vote in their discretion as to other matters which may properly come before the meeting.

Dated:   -------,1994.            ----------------------------------------
                                  Signature


                                  ----------------------------------------
                                  Signature (if held jointly)
                                  Title or authority (if applicable)

NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.

Please mark, sign, date and return this proxy promptly, using the enclosed envelope. No postage required if mailed in the United States of America.